Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of IMS Health Holdings, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2014 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ari Bousbib, Chairman, Chief Executive Officer & President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: May 2, 2014

/s/ Ari Bousbib
Ari Bousbib
Chairman, Chief Executive Officer & President
(Principal Executive Officer)